EXHIBIT 99.2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                                                                                                     % IO Flow
                                                         Contributed         Gross       Servicing      Net          Contribution
Rank       Loan Name                                     Balance             Coupon      Fee           Coupon        on first Period
------------------------------------------------------------------------------------------------------------------------------------
         1 Tysons Corner Center                          95,000,000.00       5.2240        0.0317       5.1923          4.9%
         2 Pacific Place                                 85,750,000.00       4.1186        0.0417       4.0769          0.0%
         3 The Prince Building                           72,287,037.40       5.8300        0.0317       5.7983          8.5%
         4 Princeton Office                              55,230,000.00       6.0200        0.0317       5.9883          7.6%
         5 Chino Hills Crossroads Marketplace            39,176,381.62       5.7100        0.0917       5.6183          3.8%
         6 Riverpark Shopping Center                     31,597,781.93       5.6000        0.0317       5.5683          2.9%
         7 Stonebriar Plaza                              31,572,410.48       5.8000        0.0317       5.7683          3.6%
         8 Continental Centre                            27,475,680.65       5.7500        0.0317       5.7183          3.0%
         9 Extra Space New Jersey                        27,010,000.00       4.7000        0.0317       4.6683          0.0%
        10 Lake Grove Plaza                              27,000,000.00       4.7500        0.0317       4.7183          0.0%

       ======================================================================================================================
                                                 Deutsche Bank Securities CMO Model
                                                        Price / Yield Report
       ======================================================================================================================

Bond Id and Name          NP_RUNS             X1

Bond Type                   WACIO
Bond Name
                      ----------------------------------                                  ----------------------------------
Original Balance                       1,380,174,567.00              Current Balance                       1,380,174,567.00
                      ----------------------------------                                  ----------------------------------
Original Coupon                             0.048890  %              Current Coupon                             0.048890  %
                      ----------------------------------
Deal Description              GE_2004_C2_PRELIM
                      ----------------------------------
                      -----------------                                                   -----------------
Orig. Cutoff Date               4/1/04                               Dated Date                4/1/04
                      -----------------                                                   -----------------
Settlement Date           4/22/04                                    First Payment Date       5/10/04
                      -----------------                                                   -----------------


Market Levels                   TSY03M      TSY06M      TSY01Y     TSY02Y      TSY03Y     TSY05Y           TSY10Y
                      --------------------------------------------------------------------------------------------------
                                 1.895       1.895       1.895      1.895       2.332      3.219            4.224
Swap Table                      SWP01Y      SWP02Y      SWP03Y     SWP04Y      SWP05Y     SWP06Y           SWP07Y
                      --------------------------------------------------------------------------------------------------
                                  32.5        32.5          48      49.75        42.5         51            53.75
                      --------------------------------------------------------------------------------------------------
Report Generated      Tue Apr 6 09:39:20 2004 (v.4.173) /home/abehlman/emikus/deals/cmbs/ge04c2/prelim2/ge04c2_red.cmo,
                      --------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

Market Levels             TSY30Y
                      -----------
                           5.043
Swap Table                SWP08Y     SWP09Y      SWP10Y     SWP12Y     SWP15Y      SWP20Y      SWP25Y       SWP30Y    SWP40Y
                      ------------------------------------------------------------------------------------------------------
                              53      48.75       42.25       64.5       67.5       67.49       53.48        34.22    34.97
                      ------------------------------------------------------------------------------------------------------
Report Generated      /data/strgrp/tsy/ge04c2_prelim2.level, /home/izeronsa/temp/p12377/NP_RUNS_S0_X1_py.csv
                      --------------------------------------------------------------------------------------------------------------

                                       S0              NP9             NP10             NP11             NP12             NP13
                                ----------------------------------------------------------------------------------------------------
                      1.174828       10.181            6.009            2.592            8.280            6.646           7.251
                      1.237328        9.216            5.121            1.776            7.329            5.711           6.315
                      1.299828        8.312            4.289            1.010            6.439            4.836           5.438
                      1.362328        7.462            3.506            0.288            5.602            4.014           4.614
                    * 1.424828        6.660            2.767           -0.395            4.814            3.239           3.837
                      1.487328        5.903            2.067           -1.042            4.068            2.506           3.103
                      1.549828        5.184            1.403           -1.656            3.361            1.812           2.407
                      1.612328        4.502            0.772           -2.242            2.689            1.152           1.745
                      1.674828        3.852            0.170           -2.800            2.050            0.524           1.116

Ave Life                              8.191            7.639            7.155            7.873            7.591           7.718
Ave Cashflow                          6.222            6.354            6.553            6.161            6.127           6.165
Mod Dur                               5.622            6.091            6.591            5.711            5.813           5.800
Window                            5/04-2/14        5/04-2/14        5/04-2/14        5/04-2/14        5/04-2/14       5/04-2/14
Sprd/Avl                           280.0/av         -98.3/av        -404.7/av         101.7/av         -50.1/av          7.2/av
Sprd/AvCf                          319.6/av         -72.4/av        -392.6/av         136.1/av         -20.7/av         38.4/av
Sprd/Tsy                          283.8/8.0        -95.5/7.5       -401.6/7.0         99.2/8.0        -48.3/7.5        11.6/7.5
SwapSpd                               227.8           -151.6           -458.3             48.6           -103.4           -46.0
Bond Loss                              0.00             0.00             0.00             0.00             0.00            0.00
Coll Loss                              0.00     104913326.55     195498642.04      79341602.85     150442540.14    115849015.97
Loss Pct                              0.00%            5.74%           10.70%            4.34%            8.23%           6.34%


S0                                        Lockout YM and penalty
NP9                 Lockout YM and penalty;100% CPR;Immediate Defaults, 2% CDR, 60% Recovery,12 Month Lag
NP10                Lockout YM and penalty;100% CPR;Immediate Defaults, 4% CDR, 60% Recovery,12 Month Lag
NP11                Lockout YM and penalty;100% CPR;0% CDR for 24 months, 2% CDR, 60% Recovery,12 Month Lag
NP12                Lockout YM and penalty;100% CPR;0% CDR for 24 months, 4% CDR, 60% Recovery,12 Month Lag
NP13                Lockout YM and penalty;100% CPR;0% CDR for 12, 1% CDR for 12, 2% CDR for 12, 3% CDR, 60% Recovery,12 Month Lag




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:
To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.
                  Page 1 of X1 Client Analysis 4-6-2004.xls (3:09) PM, 4/7/2004)